INVESCO Diversified Funds, Inc.

              Supplement to Statement of Additional Information
                             dated December 1, 1997

The section of the above Company's Statement of Additional Information entitled "The Fund and Its Management--Sub-Advisory Agreement" is amended to (1) delete the third paragraph, and (2) substitute the following new paragraph in its place:

           The Sub-Agreement provides that as compensation for its services, IMR shall receive from IFG, at the end of the month, a fee based on the average daily value of the Fund's net assets at the annual rate of, prior to January 1, 1998, 0.375% of the Fund's average net assets; and, effective January 1, 1998, 0.25% of the Fund's average net assets. The Sub-Advisory fee is paid by IFG, NOT the Fund.

The date of this Supplement is December 31, 1997.